SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

November 2, 2011

Date of Report

 (Date of earliest event reported)

GeNOsys, INC.

 (Exact name of registrant as specified in its charter)

Utah	000-49817	87-0671592
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

86 N. University Ave., Suite 400

Provo, Utah 84601

(Address of Principal Executive Offices)

(801) 623-4751

(Registrant's Telephone Number)

N/A

(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 2, 2011 the Board of Directors accepted the resignation of Dr. Stephen Minton as a director.

On November 22, 2011, Mr. John W.R. Miller resigned as Chairman of the Board and Chief Executive Officer to accept the position as the Company’s Chief Technology Officer and Chief Regulatory Officer.  This will enable Mr. Miller to devote all of his focus and efforts to the commercialization of the Company’s products.

Mr. Dale L. Fillmore was appointed by the Board of Directors to serve as Chairman of the Board and as interim Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GeNOsys, INC.

Date: November 23, 2011

By/s/Dale L. Fillmore

President